SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 14, 2005

                             Paradigm Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Wyoming                     0-9154                  83-0211506
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


           2600 Tower Oaks Blvd., Suite 500, Rockville, Maryland 20852
               (Address of principal executive offices) (Zip code)

                                 (301) 468-1200
               Registrant's telephone number, including area code


          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets

On October 20, 2005, Paradigm Holdings, Inc., a Wyoming corporation ("Paradigm Holdings"), filed a Current Report on Form 8-K to report the completion of the acquisition of Blair Management Services, Inc. ("Blair") t/d/b/a Blair Technology Group. The initial 8-K is incorporated herein by reference. The sole purpose of this amendment is to provide the audited financial statements of the business as required by Item 9.01(a) and the unaudited pro forma financial information required by 9.01(b) of Form 8-K, respectively.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited financial statements of Blair for the nine months ended September 30, 2005 and 2004 are filed with this Form 8-K/A as Exhibit 99.1. The financial statements of Blair for the fiscal years ended December 31, 2004 and 2003, and the report of Young, Oakes, Brown & Company P.C., independent auditors as of and for the fiscal years ended December 31, 2004 and 2003, relating to the audited financial statements for the years ended December 31, 2004 and 2003, are filed with this Form 8-K/A as Exhibit 99.2.

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(b) Pro Forma Financial Information

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of Blair. The unaudited pro forma condensed combined balance sheet and statement of operations for the nine months ended September 30, 2005 and the uanudited pro forma condensed combined statements of operations for fiscal year ended December 31, 2004 are filed with this Form 8-K/A as Exhibit 99.3. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2005 and the fiscal year ended December 31, 2004 give effect to the acquisition of Blair as if it had occurred on January 1, 2004. The unaudited pro forma condensed combined balance sheet as of September 30, 2005 gives effect to the acquisition of Blair as if it had occurred at the end of the respective period. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(c) Exhibits

Exhibit No.                               Description                                                 Location
-----------                               -----------                                                 --------
2.1             Agreement and Plan of Merger by Paradigm Holdings, Inc., a Wyoming        Incorporated by reference from Current
                corporation ("Paradigm Holdings"), Paradigm Solutions International,      Report on Form 8-K, as filed with the
                Inc., a Maryland corporation and wholly-owned subsidiary of Paradigm      SEC on October 20, 2005
                Holdings ("PSI"), Blair Management Services, Inc. t/d/b/a Blair
                Technology Group, a Pennsylvania corporation ("Blair") and the shareholders of Blair (collectively, the "Shareholders"), dated as of
                October 14, 2005
99.1            Unaudited condensed consolidated financial statements of Blair for the    Provided herewith
                nine months ended September 30, 2005 and 2004.
99.2            Report of Young, Oakes, Brown & Company, P.C., independent auditors,      Provided herewith
                and the audited financial statements of Blair for the fiscal years ended December 31, 2004 and 2003
99.3            Unaudited pro forma condensed combined balance sheet and statement of     Provided herewith
                operations for the nine months ended September 30, 2005 and the unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2004.











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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: December 30, 2005       PARADIGM HOLDINGS, INC.

                              By: /s/ Richard Sawchak
                                 -----------------------------------------------
                              Name:  Richard Sawchak
                              Title: Chief Financial Officer






















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